All Information is Preliminary and Subject to Change
Transaction

                Issuer      Residential Asset Securities Corporation
                Series      20043-KS2

            Collateral      $990 Million of Home Equity Mortgage Loans

              Servicer      Residential Funding Corporation

       Rating Agencies      Moody's, Fitch and S&P

Structure

  Credit Support
                    1-Excess Interest
                    2-Overcollateralization
                    3-Cross collateralization
                    4-Subordination

                      ----------------------------------------------------------------------------------------------------------------------
                           Class        Moody's      Fitch        S&P        Cpn Type       Amount    Initial SizeInitial C/E Stepdown C/E
                      ----------------------------------------------------------------------------------------------------------------------
                       Fixed Seniors      Aaa         AAA         AAA     Float / Fixed  256,650,000     88.50%      11.50%      27.90%
                           M-I-1          Aa2          AA          AA         Fixed       14,500,000     5.00%       6.50%       17.90%
                           M-I-2           A2          A           A+         Fixed       9,425,000      3.25%       3.25%       11.40%
                           M-I-3          Baa2        BBB         BBB+        Fixed       9,425,000      3.25%       0.00%        4.90%
                         OC Target         -           -                        -         7,105,000      2.45%         -            -
                      ----------------------------------------------------------------------------------------------------------------------
                        Adj Seniors       Aaa         AAA         AAA         Float      584,500,000     83.50%      16.50%      37.30%
                           M-II-1         Aa2          AA          AA         Float       49,000,000     7.00%       9.50%       23.30%
                           M-II-2          A2          A+          A+         Float       38,500,000     5.50%       4.00%       12.30%
                           M-II-3         Baa2        BBB         BBB+        Float       28,000,000     4.00%       0.00%        4.30%
                         OC Target         -           -                        -         15,050,000     2.15%         -            -
                      ----------------------------------------------------------------------------------------------------------------------
                      After the Stepdown Date the subordinates may receive principal payments

                      A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either:
  Trigger Event       (i) The Product of a) 1.45 for Loan Group I and 2.00
                      for Loan Group II and b) 60+ day Delinquency Percentage
                      equals or exceeds the senior enhancement percentage (ii)
                      during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                      Distribution Dates                                             Cumulative Realized Loss Percentage
                                                                          Fixed Pool                                                 Adjustable Pool
                      Months 37-48                2.25% plus an additional 1/12 of 1.50% each month thereafter    4.00% plus an additional 1/12 of 2.00% each month thereafter
                      Months 49-60                3.75% plus an additional 1/12 of 0.75% each month thereafter    6.00% plus an additional 1/12 of 1.25% each month thereafter
                      Months 61-72                4.50% plus an additional 1/12 of 1.00% each month thereafter    7.25% plus an additional 1/12 of 0.25% each month thereafter
                      Months 73 and thereafter    5.50% thereafter                                                7.50% thereafter

Loss Coverage

                                          Static LIBOR                                       Forward LIBOR
                      ---------------------------------------------------------------------------------------------------------
                      ---------------------------------------------------------------------------------------------------------
Class A-I-6                     To Call                 To Maturity                 To Call                 To Maturity
                      ---------------------------------------------------------------------------------------------------------
                                                                                                                                                --------------------------------
                            WAL          Yield        WAL        Yield         WAL          Yield         WAL        Yield                                CDR Vector
                      ---------------------------------------------------------------------------------------------------------
    Triggers Pass           6.30          4.43        6.48        4.43         6.30          4.43         6.48        4.43                         Month            CDR
                                                                                                                                                   -----            ---
    Triggers Fail           5.24          4.42        5.24        4.42         5.24          4.42         5.24        4.42                          1-11             0
                      ---------------------------------------------------------------------------------------------------------
                                                                                                                                                   12-17             2
                      20 HEP                                                                                                                       18-23             3
                      CDR Vector as Listed to the Right                                                                                            24-28             4
                      27% Loss Severity                                                                                                            29-36             6
                      0 Month Lag                                                                                                                  37-45             8
                      *Assumes a Coupon of 4.44%.  Final Coupon is subject to Pricing                                                              46-51            10
                                                                                                                                                   52-57             8
                                                                                                                                                   58-66             6
                                                                                                                                                    67+              4
                                                                                                                                                --------------------------------
                                          Static LIBOR                                       Forward LIBOR
                      ---------------------------------------------------------------------------------------------------------
                      ---------------------------------------------------------------------------------------------------------
Class A-II-B2                   To Call                 To Maturity                 To Call                 To Maturity
                      ---------------------------------------------------------------------------------------------------------
                                                                                                                                                --------------------------------
                            WAL            DM         WAL          DM          WAL            DM          WAL          DM                                 CPR Vector
                      ---------------------------------------------------------------------------------------------------------
    Triggers Pass           3.56          0.28        4.08        0.31         3.58          0.28         4.13        0.31                         Month            CDR
                                                                                                                                                   -----            ---
    Triggers Fail           2.82          0.28        2.82        0.28         2.83          0.28         2.83        0.28                          1-3              6
                      ---------------------------------------------------------------------------------------------------------
                                                                                                                                                    4-6             10
                                                                                                                                                    7-12            15
                      CPR Vector as Listed to the right                                                                                            13-16            20
                      CDR Vector as Listed to the right                                                                                            17-22            30
                      40% Severity                                                                                                                 23-28            45
                      0 Month Lag                                                                                                                  29-31            35
                      *Spread is assumed to be 28 bps.  Final Spread is subject to
                      Pricing                                                                                                                      32-37            40
                                                                                                                                                   38-46            25
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.